Exhibit 99.1

For further information, contact: Sandor Grosz Chief Financial Officer Technology Solutions Company 312.228.4500 sandor_grosz@techsol.com
Technology Solutions Company Announces
2007 First Quarter Financial Results
CHICAGO, IL — May 10, 2007 — Technology Solutions Company (TSC) (Nasdaq: TSCC) today announced its first quarter financial results for the quarter ended March 31, 2007.
First Quarter Metrics
•	Revenues before reimbursements were $6.3 million for the first quarter of 2007, compared with $9.4 million for the first quarter of 2006.

•	The net loss for the first quarter was $3.0 million, or ($1.21) per share, versus a net loss of $0.3 million, or ($0.13) per share, in the first quarter of 2006.

•	Utilization for the first quarter was 62 percent, as compared to 68 percent in the fourth quarter of 2006.

•	In the first quarter, TSC acquired 9 new clients and 41 new projects from new and existing clients, as compared to 7 new clients and 32 new projects from new and existing clients in the fourth quarter of 2006.

•	In total, there were 89 projects at 40 clients during the first quarter, as compared to 81 projects at 41 clients in the fourth quarter of 2006.

•	Annualized voluntary turnover was 26 percent in the first quarter, as compared to 28 percent in the fourth quarter of 2006.

•	Days sales outstanding were 69 days at March 31, 2007 as compared to 77 days at December 31, 2006.

•	Total headcount at March 31, 2007 was 148 as compared to 155 at December 31, 2006.

•	Cash and cash equivalents at March 31, 2007 was $15.0 million.

First Quarter Results
Revenues before reimbursements for the quarter ended March 31, 2007 were $6.3 million, which compares with $9.4 million for the same period a year ago. First quarter net loss was $3.0 million, or ($1.21) per share, versus a net loss of $0.3 million, or ($0.13) per share, in the first quarter of 2006.
Business Commentary
Milton G. Silva-Craig, CEO, stated: “Our first quarter results reflect the impact of our transformational changes as we develop and build more clearly defined solution offerings. We are aggressively repositioning and focusing ourselves as a business solutions provider to targeted industries — Healthcare, Financial Services and Manufacturing — where we can add unique value through our tailored business solutions. During our first quarter we executed transition strategies to further focus the business, unify and consolidate our organization, prepare for new product and service offerings, and build reliable demand generation capabilities. We believe we have taken the necessary steps to begin our turnaround. I am confident that we have the right business plan and strategy and have focused on the right market opportunities going forward.”
Carl F. Dill, Jr., chairman, added: “The Board and I remain excited about our future as a focused market business solutions provider. Milton has moved quickly to streamline our business and unify our organization. Our offerings are becoming better positioned to meet the needs of our specialized markets, particularly in Healthcare.”
Conference Call
TSC’s management will host a conference call on Friday, May 11, 2007, at 8 a.m. CDST. The dial-in number for the call is 800-269-6183. For international participants, the dial-in number is 719-457-2682. The conference call will also be available live via the Internet in the Investors section of TSC’s Web site at http://www.techsol.com. It is recommended that participants using the Web access the site at least 15 minutes before the conference call begins to download and install any necessary audio software. The call can also be heard online at http://www.firstcallevents.com. For those who cannot access the live broadcast, a replay of the call will be available until midnight CDST on May 25, 2007 by dialing 888-203-1112. The international replay dial-in number is 719-457-0820. The pass code for the replay is 9124154.
About TSC
Technology Solutions Company (TSC) is a leading business solutions provider that partners with clients to expose and leverage opportunities that create, measure and sustain the delivery of value to their customers. Our outside-in, fact-based approach quantifies value through the eyes of our client’s customers, unleashing the potential for profit and growth. TSC serves the healthcare, financial services and manufacturing industries through tailored business solutions that deliver extraordinarily rapid and guaranteed results. For more information, please visit: www.techsol.com.
CERTAIN FORWARD-LOOKING STATEMENTS AND FACTORS THAT MAY AFFECT FUTURE RESULTS
This press release contains or may contain certain forward-looking statements concerning the Company’s financial position, results of operations, cash flows, business strategy, budgets, projected costs and plans and objectives of management for future operations as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” and other similar expressions. These forward-looking statements involve significant risks and uncertainties. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, readers are cautioned that no assurance can be given that such expectations will prove correct and that actual results and developments may differ materially from those conveyed in such forward-looking statements. The Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 for all forward-looking statements. Important factors that could cause actual results to differ materially from the expectations reflected in the forward-looking statements in this press release include, among others, the Company’s ability to manage decreased revenue levels; the Company’s need to attract new business and increase revenues; the Company’s declining cash position; the Company’s ability to manage costs and headcount relative to expected revenues; the Company’s ability to successfully introduce new product and service offerings; the Company’s dependence on a limited number of clients for a large portion of its revenue; the potential loss of significant clients; the Company’s ability to attract new clients and sell additional work to existing clients; the Company’s ability to attract and retain employees; the rapidly changing nature of information technology services, including the Company’s ability to keep pace with technological and market changes and its ability to refine and add to existing service offerings; the lack of shareholder approved stock options available for grants by the Company to retain existing employees; the Company’s ability to successfully integrate the Charter business with its business; and changing business, economic or market conditions and changes in competitive and other factors, all as more fully described herein and in the Company’s filings with the Securities and Exchange Commission, press releases and other communications. Forward-looking statements are not guarantees of performance. Such forward-looking statements speak only as of the date on which they are made and, except as may be otherwise required by law, the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this press release. If the Company does update or correct one or more forward-looking statements, investors and others should not conclude that the Company will make additional updates or corrections with respect thereto or with respect to other forward-looking statements. Actual results may vary materially.
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TECHNOLOGY SOLUTIONS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	For the Three Months
	Ended March 31,
	2007	2006
	(unaudited)

REVENUES:
Revenues before reimbursements	$6,337	$9,426
Reimbursements	937	1,247

	7,274	10,673

COSTS AND EXPENSES:
Project personnel	4,844	4,968
Other project expenses	1,436	2,015
Reimbursable expenses	937	1,247

Cost of services	7,217	8,230
Management and administrative support	3,095	2,817
Intangible asset amortization	58	211
Intangible asset impairment	143	—

	10,513	11,258

OPERATING LOSS	(3,239)	(585)

OTHER INCOME:
Net investment income	200	278

LOSS BEFORE INCOME TAXES	(3,039)	(307)

INCOME TAX PROVISION	—	—

NET LOSS	$(3,039)	$(307)

BASIC NET LOSS PER COMMON SHARE	$(1.21)	$(0.13)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	2,514	2,385

DILUTED NET LOSS PER COMMON SHARE	$(1.21)	$(0.13)

WEIGHTED AVERAGE NUMBER OF COMMON AND COMMON EQUIVALENT SHARES OUTSTANDING	2,514	2,385

TECHNOLOGY SOLUTIONS COMPANY
CONSOLIDATED BALANCE SHEETS
(In thousands, except share data)

	March 31,	December 31,
	2007	2006
	(unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$15,042	$13,510
Receivables, less allowance for doubtful receivables of $63 and $66	5,582	7,655
Loan receivable	—	3,400
Other current assets	108	575

Total current assets	20,732	25,140

COMPUTERS, FURNITURE AND EQUIPMENT, NET	18	35

INTANGIBLE ASSETS, NET	666	867

Total assets	$21,416	$26,042

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$1,077	$1,642
Accrued compensation and related costs	3,208	3,727
Restructuring accruals	293	400
Other current liabilities	1,744	2,193

Total current liabilities	6,322	7,962

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY:
Preferred stock	—	—
Common stock, shares issued — 2,677,452; shares outstanding — 2,540,291 and 2,507,375	27	27
Capital in excess of par value	129,303	130,183
Accumulated deficit	(110,560)	(107,521)
Treasury Stock, at cost, 137,161 and 170,077 shares	(3,886)	(4,819)
Accumulated other comprehensive income:
Cumulative translation adjustment	210	210

Total stockholders’ equity	15,094	18,080

Total liabilities and stockholders’ equity	$21,416	$26,042